                                     Oppenheimer Trinity Large Cap Growth Fund
                                     Supplement dated November 1, 2002 to the
                                        Prospectus dated September 24, 2002

The Prospectus is changed as follows:

1.       The following is added as a second paragraph to the existing footnote under the "Annual Fund Operating
Expenses" table on page 7:

         Effective  November 1, 2002,  the limit on transfer  agent fees for Class Y shares  increased  to
         0.35% of  average  daily net assets per  fiscal  year.  Had that limit been in effect  during the
         Fund's prior fiscal year, the Class Y "Other Expenses" and "Total Annual  Operating  Expenses" as
         percentages of average daily net assets would have been 0.55% and 1.30%, respectively.

November 1, 2002                                                                        PS0775.018